                                    REVOLVING NOTE

$20,000,000.00                                         Beverly Hills, California
                                                                    July 1, 1996


    On July 1, 1997 ("Termination Date"), ZENITH NATIONAL INSURANCE CORP., a Delaware corporation ("Borrower"), promises to pay to the order of CITY NATIONAL BANK, a national banking association ("CNB"), at its office in this city, in United States Dollars and in immediately available funds, the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) ("Revolving Credit Commitment") or so much thereof as may be advanced and then outstanding, plus interest on the unpaid balance, until fully repaid, at a rate computed on the basis of a 360-day year, actual days elapsed, at the rates, times and in accordance with the terms set forth in the INTEREST RATE PROVISIONS attached hereto and by this reference made a part hereof as though fully set forth herein at length.

    Anything herein to the contrary notwithstanding, all principal and interest remaining unpaid on the Termination Date, shall be immediately due and payable.

    As provided herein, all or any portion of the principal balance of this Note may be borrowed, repaid and reborrowed from time to time prior to the Termination Date, provided at the time of any borrowing no Event of Default (as hereinafter defined) exists, and provided further that the total borrowings outstanding at any one time shall not exceed the Revolving Credit Commitment. Each borrowing and repayment shall be noted in the books and records of CNB.
The excess of borrowing over repayments shall evidence the principal balance due hereon from time to time and at any time. Borrowing hereunder shall be conclusively presumed to have been made to or for the benefit of Borrower when noted in such books and records.

    Interest accruing on this Note shall be payable quarterly, in arrears, on the first (1st) day of each January, April, July, and October.

    Borrower shall pay CNB a commitment fee equal to $25,000.00, payable in four (4) equal consecutive quarterly installments of $6,250.00 each, payable on the first (1st) day of each January, April, July and October, with the first payment due October 1st.

    Borrower shall pay CNB an unused facility fee equal to one-eighth of one percent per annum (0.125%) applied on a daily basis to the unused portion of the Revolving Credit Commitment, payable quarterly, in arrears, on the first (1st) day of each January, April, July and October, with the first payment due October 1st.

    The occurrence of any of the following with respect to Borrower shall constitute an "Event of Default" hereunder:

1. Failure to make any payment of principal or interest when due under this Note, when such failure continues for ten (10) days after notice from CNB that Borrower is in default hereunder if payment is not made;

2. Filing of a petition by or against Borrower under any provisions of the BANKRUPTCY CODE;

3. Appointment of a receiver or an assignee for the benefit of Borrower's creditors;

4. Commencement of dissolution or liquidation proceedings or the disqualification of Borrower, whether a corporation, partnership, joint venture or any other type of entity;

5. Any financial statement provided by Borrower to CNB is materially false or misleading;

6. Any material default in the payment or performance of any material obligation, or any material default under any material provisions of any material contract or instrument pursuant to which Borrower has incurred any material obligation for borrowed money, any material purchase obligation or any other material liability of any kind to any person or entity, including CNB;

7. Any sale or transfer of all or a substantial or material part of the assets of Borrower, other than in the ordinary course of business; or

8. Any material violation, breach or default under this Note, any letter agreement or any other contract or instrument executed in connection with this Note or securing this Note.

  Upon the occurrence of any Event of Default, CNB, at its option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor all of which are expressly waived by Borrower. Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CNB (or allocable to CNB's in-house counsel) in connection with the enforcement of this Note or the collection of any sums due hereunder and irrespective of whether suit is filed. Any principal or interest not paid when due hereunder shall thereafter bear additional interest from its due date at the Overdue Rate set forth in the Interest Rate Provisions and continuing thereafter until paid or cured, if curing is permitted.

  This Note and all matters relating thereto, shall be governed by the laws of the State of California.


                              ZENITH NATIONAL INSURANCE CORP., a
                              Delaware corporation

                              By:  /s/ Stanley R. Zax
                                   ----------------------------------------
                                   Stanley R. Zax, President and
                                   Chairman of the Board

                               INTEREST RATE PROVISION

  The terms and provisions herein set forth shall control and determine the rate, calculation and payment of interest under that $20,000,000.00 Revolving Note ("Note"), dated July 1, 1996, executed by ZENITH NATIONAL INSURANCE CORP., a Delaware corporation ("Borrower"), in favor of CITY NATIONAL BANK, a national banking association ("CNB").

1. DEFINITIONS. Except as otherwise defined herein or in the Note, the following definitions apply:

  1.1 "BUSINESS DAY" shall mean a day that CNB's Head Office is open and conducts a substantial portion of its business.

  1.2 "EUROCURRENCY RESERVE REQUIREMENT" shall mean for a LIBOR Loan for the Interest Period therefor, the aggregate (without duplication) of the rates (expressed as a decimal) of reserves (including, without limitation, any basic, marginal, supplemental, or emergency reserves) that are required to be maintained by banks during the Interest Period under any regulations of the Board of Governors of the Federal Reserve System, or any other governmental authority having jurisdiction with respect thereto, applicable to funding based on so-called "Eurocurrency Liabilities", including Regulation D (12 CFR 224).

  1.3 "INTEREST PERIOD" shall mean, as to any LIBOR Loan, (a) the period commencing on the date the LIBOR Loan is made (including the date a Prime Loan is converted to a LIBOR Loan, or a LIBOR Loan is renewed as a LIBOR Loan, which, in the latter case, shall be the last day of the expiring Interest Period) and ending one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrower in its irrevocable Notice of Borrowing/Interest Selection; provided, however, (y) any Interest Period that would end on a day not a Business Day, shall extend to the next Business Day; and (z) no Interest Period may extend beyond the Termination Date.

  1.4 "LIBOR BASE RATE" shall mean the British Banker's Association definition of the London InterBank Offered Rates as made available by Telerate Monitor on Telerate Screen 3750, or such other information service available to CNB, for the applicable Interest Period for the LIBOR Loan selected by Borrower in its irrevocable Notice of Borrowing/Interest Selection, and as quoted by CNB on the Business Day Borrower requests a LIBOR Loan.

  1.5 "LIBOR INTEREST RATE" shall mean, for each Libor Loan, the rate per year (rounded upward to the nearest one-sixteenth (1/16th) of one percent (0.0625%), if necessary) determined by CNB to be the quotient of (a) the LIBOR Base Rate divided by (b) one minus the Eurocurrency Reserve Requirement for the Interest Period; which is expressed by the following formula:

                                   LIBOR BASE RATE
                         1 - Eurocurrency Reserve Requirement

  1.6 "LIBOR LOAN" shall mean a Loan which bears interest in relation to the LIBOR Interest Rate.

  1.7 "LOAN(S)" shall mean the principal balance outstanding on the Note, and any LIBOR Loan and/or any Prime Loan made thereunder, as the case may be.

  1.8 "NOTICE OF BORROWING/INTEREST SELECTION" or "NOTICE" shall mean that Notice of Borrowing/Interest Selection attached hereto as Exhibit "A".

  1.9 "PRIME LOAN" shall mean a Loan which bears interest in relation to the Prime Rate.

  1.10 "PRIME RATE" shall mean the rate most recently announced by CNB at its principal office in Beverly Hills, California, as its "Prime Rate." Any change in the Prime Rate will be effective on the date such change is announced.

2. RATE OF INTEREST. Subject to Section 2.1, below, each Loan shall bear interest on the unpaid principal amount therefrom the date of disbursement through maturity (whether by acceleration or otherwise), at a rate equal to, at the Borrower's option as indicated on Borrower's Notice of Borrowing/Interest Selection, either (a) for a LIBOR Loan, the sum of the LIBOR Interest Rate plus THREE-QUARTERS OF ONE percent (0.75%) per year, or (b) for a Prime Loan, the sum of the Prime Rate, as it shall exist from time to time, minus FIFTY-FIVE HUNDREDTHS OF ONE percent (0.55%) per year, in all cases computed on the basis of a 360 day year, actual days elapsed. A Loan shall be a Prime Loan any time it is not a LIBOR Loan.

  2.1 OVERDUE INTEREST. Notwithstanding anything to the contrary contained in the Note, upon the occurrence of an Event of Default, and the acceleration of all sums of principal or interest to be due and payable, (and without constituting a waiver of the Event of Default), the interest rate on the unpaid principal balance shall be increased to a rate ("Overdue Rate") equal to two percent (2.0%) per year higher than the interest rate as determined in paragraph 2, above, provided, however, for the purposes of this paragraph, a LIBOR Loan shall be treated as a Prime Loan upon the end of an Interest Period. Interest at the Overdue Rate shall be calculated on a 360 day basis, actual days elapsed, on the outstanding principal balance and interest at said Overdue Rate shall be due and owing, and shall accrue and be payable from the date that all sums of principal or interest are due and payable due to the occurrence of the Event of Default, to and including the date which is the earlier of the date of payment in full of the amount owing under the Note, or the date of Borrower's cure of such event (but only if such cure is permitted).

3. PAYMENT OF INTEREST. Interest on the Loans shall accrue daily and be payable (a) quarterly, in arrears, on the first (1st) day of each January, April, July, and October, with the first payment due October 1st; and (b) on the maturity of the Note (whether accelerated or otherwise).

4. NOTICE OF BORROWING AND INTEREST SELECTION. Borrower may, on the date of the Note, or from time to time thereafter, request that a Loan be a LIBOR
Loan (including conversion of a Prime Loan to a LIBOR Loan, or continuation of a LIBOR Loan as a LIBOR Loan upon the expiration of the Interest Period) or a Prime Loan by delivering to CNB, with respect to a LIBOR Loan, no earlier than two (2) Business Days before the LIBOR Loan is to be made, and with respect to a LIBOR Loan or Prime Loan, no later than one o'clock (1:00) p.m., Pacific Time, on the day the Loan is to be made, its irrevocable written Notice of Borrowing/Interest Selection. The Notice shall designate
(a) the date of the Loan, (b) the principal amount of the Loan, (c) whether the Loan will be a LIBOR Loan or a Prime Loan, and (d) if a LIBOR Loan, the Interest Period. The

Notice shall be delivered to CNB at 400 N. ROXBURY DR., BEVERLY HILLS, CA, 90210, ATTENTION: ERICH BOLLINGER, WESTSIDE COMMERCIAL BANKING CENTER, or by telephone facsimile to CNB at (310) 888-6146, or such other address or facsimile number as CNB advises Borrower in writing. The Notice will not be effective until actually received by CNB as herein provided. If Borrower fails to select a LIBOR Loan in accordance herewith, any Loan made shall be a Prime Loan, and any outstanding LIBOR Loan shall be deemed a Prime Loan upon expiration of the Interest Period.

5. AVAILABILITY OF LIBOR LOANS. Notwithstanding anything herein to the contrary, each LIBOR Loan shall be in the minimum amount of $500,000.00 and, thereafter, in increments of $250,000.00. Borrower may not have more than five
(5) LIBOR Loans outstanding at any one time under the Revolving Credit Commitment. Borrower may have Prime Loans and LIBOR Loans outstanding simultaneously.

6. PREPAYMENT OF PRINCIPAL. Borrower may prepay the principal amount outstanding on a Prime Loan at any time and in any amount without a prepayment fee. Borrower may prepay the full outstanding principal balance on a LIBOR Loan prior to the end of the Interest Period ("LIBOR Prepayment"), provided, however, that any LIBOR Prepayment is subject to Borrower's concurrent payment of a prepayment fee ("LIBOR Prepayment Fee") in the amount determined by the LIBOR Prepayment Fee Formula set forth below. Borrower may not make a partial principal prepayment on a LIBOR Loan.

  6.1 Borrower must deliver to CNB written notice of its intention to make a LIBOR Prepayment at least two (2) Business Days prior to the intended payment date specifying the amount and date of the LIBOR Prepayment.

  6.2 LIBOR Prepayment Fee Formula. Each LIBOR Prepayment shall be accompanied by a LIBOR Prepayment Fee equal to the amount, if any, by which (a) the additional interest which would have been earned by CNB on the LIBOR Loan had it not been paid until the last day of the Interest Period, exceeds (b) the interest which would have been recoverable by CNB placing the amount of the LIBOR Loan on deposit in the LIBOR market for a period starting on the date on which it was prepaid and ending on the last day of the applicable Interest Period.

7. SUSPENSION OF LIBOR LOANS. In the event (a) CNB shall, on any Business Day, be unable to determine the LIBOR Base Rate applicable for a new, continued, or converted LIBOR Loan for any reason, or (b) any law, regulation, or governmental order, rule or determination, shall make it unlawful for CNB to make a LIBOR Loan, Borrower's right to select LIBOR Loans shall be suspended until CNB is again able to determine the LIBOR Base Rate or make LIBOR Loans, as the case may be, and during such suspension time, new Loans and LIBOR Loans whose Interest Period terminate, may only be Prime Loans.

                                                                       EXHIBIT A

                        NOTICE OF BORROWING/INTEREST SELECTION

  This Notice of Borrowing/Interest Selection ("Notice") is executed and delivered by ZENITH NATIONAL INSURANCE CORP., a Delaware corporation ("Borrower"), to CITY NATIONAL BANK, a national banking association ("CNB"), pursuant to that Revolving Note ("Note") dated July 1, 1996, executed by Borrower in favor of CNB. Any terms not defined herein shall have the meanings defined in the Note or the Interest Rate Provision.

1.     REQUEST FOR A LOAN. Borrower requests a Loan under the Note as follows:

  1.1  Interest Selection- State "LIBOR" or "Prime":______________________


  1.2 Principal Amount of Loan: $ _____________________ [IF LIBOR LOAN, MINIMUM OF $500,000 AND INCREMENTS OF $250,000]

  1.3  LIBOR Loan- Effective Date of Interest Period: ____________________ ,
19 ___


  1.4 LIBOR Loan - Interest Period: ________ month(s) [1, 2, 3 or 6 months only]

2. CONVERSION TO LIBOR LOAN. Borrower requests conversion of the outstanding Prime Loan to a LIBOR Loan.

  2.1  Effective Date of Conversion:    __________________, 19  ____


  2.2  Principal Amount of Conversion: $ ________________   [MINIMUM OF
$500,000 AND INCREMENTS OF $250,000]

  2.3  Interest Period: _________ month(s) [1, 2, 3 or 6 months only]

3. RENEWAL OF LIBOR LOAN. Borrower requests renewing an outstanding LIBOR Loan as follows:

  3.1  Principal Amount of Renewal of LIBOR Loan: $  ____________________

[INCREMENTS OF $                  ] (Amount of LIBOR Loan not renewed as a LIBOR
                ------------------
Loan will be a Prime Loan)

  3.2  Date of Renewal:    ____________________, 19 ____   [LAST DATE OF
CURRENT INTEREST PERIOD]

  3.3  Interest Period:  ________ month(s) [1, 2, 3 or 6 months only]

4. CONVERSION TO PRIME LOAN. LIBOR Loans shall automatically convert to a Prime Loan at the end of an Interest Period if CNB fails to timely receive a Notice for an outstanding LIBOR Loan.

5. WARRANTY. In connection with the advance/conversion/renewal of the Loans requested herein, Borrower hereby represents and warrants to CNB that, as of the date of the such advance/conversion/renewal of the Loan requested herein, no Event of Default has occurred and is continuing. (If the foregoing statement is not true and correct, attach a statement specifying in detail the circumstances thereof and the actions Borrower is taking or proposes to take with respect thereto.)

  This Notice is executed on _______________, 19___ , by an authorized officer of Borrower, on behalf of Borrower.

"Borrower"                    ZENITH NATIONAL INSURANCE CORP. a
                              Delaware corporation


                              By:
                                   ------------------------------------

                              Its:
                                   ------------------------------------

[LOGO]-REGISTERED TRADEMARK -CITY NATIONAL             DISBURSEMENT INSTRUCTIONS
        BANK

                                                      Branch: Westside CBC #067
                                                              ------------------
                                                              Date: July 1, 1996
                                                                    ------------


     City National Bank is authorized to disburse the proceeds of that certain note dated July 1, 1996, in the amount of $20,000,000.00, executed by the undersigned Borrower as follows:


CREDIT ACCOUNT NO.                IN THE NAME OF                   AMOUNT
                                                                   $
- ----------------------            -------------------------------     -----------------
                                                                   $
- ----------------------            -------------------------------      ----------------

ISSUE CASHIER'S CHECK(S)/DRAFT(S) PAYABLE TO:
                                                                   $
- ----------------------            -------------------------------      ----------------
                                                                   $
- ----------------------            -------------------------------      ----------------

WIRE FUNDS TO BANK ACCOUNT NO.    IN THE NAME OF
                                                                   $
- ----------------------            -------------------------------      ----------------
                                                                   $
- ----------------------            -------------------------------      ----------------

RENEW LOAN NO.                    IN THE NAME OF

11552                             Zenith National Insurance Corp.  $
- ----------------------            -------------------------------     -----------------
                                                                   $
- ----------------------            -------------------------------      ----------------

APPLY TO LOAN NO.                 IN THE NAME OF
                                                                   $
- ----------------------            -------------------------------      ----------------
                                                                   $
- ----------------------            -------------------------------      ----------------


REMAINING AMOUNT AVAILABLE AS OF THIS DATE                         $  20,000,000.00
                                                                      -----------------
                                                         TOTAL:    $  20,000,000.00
                                                                      -----------------

DISBURSE AS REQUESTED BY: (IDENTIFY PERSONS AUTHORIZED TO MAKE REQUESTS)


Stanley R. Zax, Fredricka Taubitz or Norman M. Dickson by verbal or written
- -----------------------------------------------------------------------------
request
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Zenith National Insurance Corp.,
a Delaware corporation


By: /s/ Stanley R. Zax
- --------------------------------------------------
    Stanley R. Zax, Chairman of the Board/Pres.


- --------------------------------------------------


- --------------------------------------------------


- --------------------------------------------------

[LOGO]-REGISTERED TRADEMARK-CITY NATIONAL BANK         LOAN FEES AND CHARGES

Borrower: Zenith National Insurance Corp.                   Date: 7-1-96
         -------------------------------                          -------


Branch Name and No.:  Westside CBC #067
                      -----------------


Customer No.: 036-2090600                                 Note No.: 11552
              -----------                                           ------

In connection with the above referenced loan, fees and charges, as estimated, are as follows:


Certificate of Status                                   $6.00

Total Estimated Fees                                    $6.00

Actual fees may be higher or lower than estimated fees. Any excess funds will be deposited to Borrower's Checking Account or reimbursed by Cashier's Check. If fees collected are insufficient to cover out of pocket costs, the Borrower will be billed directly for the balance unless authorization to debit the account is received.



Zenith National Insurance Corp., a
Delaware corporation



By:   /s/ Stanley R. Zax
    --------------------------------------------
     Stanley R. Zax, Chairman of the Board/Pres.


================================================================================
To: City National Bank


I hereby authorize you to charge the aforementioned fees and charges to depository account number _______________________.



- -------------------------             -----------------------
Date                                  Borrower